MATERIALS BILL OF SALE AGREEMENT

This MATERIALS BILL OF SALE AGREEMENT executed and delivered as of May 8, 1998 by and between CONVERSION TECHNOLOGIES INTERNATIONAL, INC., A Delaware corporation ("CTI"), and VANGKOE INDUSTRIES INC., a Florida corporation ("VANGKOE");

                                   WITNESSETH:

      WHEREAS, CTI and VANGKOE enter into an Materials Bill of Sale Agreement dated as of May 8, 1998 and

      WHEREAS, VANGKOE warrants it has unencumbered ownership and rights to transfer all leasehold improvements and laboratory equipment and supplies as describe on Schedule A, and said leasehold improvements, laboratory equipment and supplies are free and clear from liens, suits of any kind, attachments, or any other known action and or challenge and

      WHEREAS, VANGKOE agrees to transfer all its ownership, rights, privileges, for all leasehold improvements, laboratory equipment and supplies as described on Schedule A.

      NOW, THEREFORE, IT IS MUTUALLY AGREED AS FOLLOWS:

1. ASSIGNMENT. VANGKOE will take all necessary actions as required by law to transfer the ownership and turn over to CTI all leasehold improvements, laboratory equipment, and supplies along with any and all certificates, warranties, ownership manual, booklets, and instructions, necessary and required to operate any of the equipment listed in Schedule A on May 8, 1998.

2. COMPENSATION. CTI agrees to pay the sum of seventy-five thousand dollars ($75,000.) to VANGKOE for the leasehold improvements, laboratory equipment and supplies described in Schedule A. CTI also agrees to affect a new lease with the landlord to lease all office space presently occupied by VANGKOE under a new lease arrangement with the landlord to be effective no later then May 8, 1998. VANGKOE will remain solely responsible for any and all obligations to the landlord independently of CTI for any period prior to May 8TH regarding said office space. VANGKOE agrees to have any sums owed under this agreement to be offset by amounts owed to and outstanding, if any, to APT before any sums will be paid to VANGKOE.

3. MISCELLANEOUS.

(a) VANGKOE will pay for the cost of all claims concerning right of use or ownership in reference to all leasehold improvements, laboratory equipment, and supplies, including all legal costs with regards to any and all items listed in Schedule A.

(b) This Materials Bill of Sale Agreement shall be governed by and construed in and all of which together shall constitute one and the same document.

Page Two of MATERIAL BILL OF SALE AGREEMENT

(c) If any provision of this Materials Bill of Sale Agreement is invalidated by a Court of competent jurisdiction, then all of the remaining provisions of this Agreement shall remain in full fore and effect.

(d) This Agreement constitutes the entire agreement between the parties hereto with respect to the matters set forth herein and supersedes in its entirety any and all agreements or communications, whether written or oral, previously made in connection with the matters herein. Any agreement to amend or modify the terms and conditions of this Agreement must be in writing and executed by both parties hereto.

IN WITNESS WHEREOF, THE PARTIES HERETO HAVE CAUSED THEIR DULY AUTHORIZED OFFICERS TO EXECUTE AND DELIVER THIS MATERIAL BILL OF SALE AGREEMENT AS OF THE DATE FIRST WRITTEN ABOVE.


                                     CONVERSION TECHNOLOGIES INTERNATIONAL, INC.


                                     By: /s/ William Amt
                                        ---------------------------

                                     Name: William Amt
                                          -------------------------

                                     Title: President
                                           ------------------------


                                     VANGKOE INDUSTRIES, INC.


                                     By: /s/ Jeff Koebrick
                                        ---------------------------

                                     Name: Jeff Koebrick
                                          -------------------------

                                     Title: President
                                           ------------------------


                                     WITNESS


                                     By: /s/ John G. Murchie
                                        ---------------------------

                                     Name: John G. Murchie
                                          -------------------------

                                   SCHEDULE A

EQUIPMENT LIST

1.    ROSS HIGH SPEED MIXER - MODEL I--LC; SERIAL No. 64576
2.    H.B. KITCHEN MIXER
3.    GLASOL MIXER
4.    SOUTHERN PRECISION INSTRUMENTS MICROSCOPE - MODEL NO. 1866
5.    THERMODYME MIXING STIR PLATE
6.    ORION PH METER - MODEL NO. 720 A
7.    ORION PH METER - MODEL NO. 420 A
8.    QL LAB OVEN
9.    LABCOVCO FUME HOOD - MODEL NO. 47
10.   ZAHN VISCUSITY 5 CUP SET
11.   CAMPBELL HAUSFIELD 5 HP AIR COMPRESSOR & 80 GALLON TANK
12.   82 LINEAR FT OF CABINETS
13.   104 LINEAR FT. OF COUNTER TOP SPACE

PIGMENT LIST

COLOR             VENDOR                      QUANTITY         VOLUME
-----             ------                      --------         ------

BLUE              MASSON, FERRO,              20                 8 oz
                  HARSHAW

GREEN                  "                      10                 8 oz

GREY                   "                      6                  8 oz

                                              2                 12 oz

PINK                   "                      3                  8 oz

YELLOW                 "                      12                 8 oz

RED                    " & DONMION            18                 8 oz

WHITE                  "                      6                  8 oz

T1O2                   DUPONT                 7                 24 oz

BLACK                  "                      8                  8 oz

CARBON BLACK           COLUMBIA               4                 32 oz


Other miscellaneous
Pigments and high value
Materials & chemicals